                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 1999 incorporated by reference in this Form 10-K, into Chart House Enterprises, Inc.'s previously filed Registration Statements File No. 33-16795 and File No. 33-30089.


                                                      /s/ Arthur Anderson LLP

Chicago, Illinois
March 17, 1999